Exhibit 10.11

Sections 5(a) and (b) of existing Long-Term Incentive Award Agreements (U.S. Employees-Vice President and Above) are amended to read as follows:

“(a)    If, prior to the end of the Performance Period, Retention Period or SAR Period, Participant is terminated by LII for Cause (as defined in any applicable employment agreement between LII and Participant or as determined by the Committee in its sole discretion in the absence of any such employment agreement), then, immediately after Participant’s termination, the PSU Award, RSU Award or SAR Award will be cancelled.

(b)    If, prior to the end of the Performance Period, Retention Period or SAR Period, Participant terminates employment with LII voluntarily, or Participant’s employment with LII is terminated by LII not for Cause, then, (i) immediately after Participant’s termination, the PSU Award or RSU Award will be cancelled, and (ii) immediately after Participant’s termination, the Earned SARs will continue to be exercisable subject to the SAR Period for 90 days following Participant’s termination, and the remainder of the SAR Award will be cancelled.”

Sections 5(a) and (b) of existing Long-Term Incentive Award Agreements (U.S. Employees--Directors) are amended to read as follows:

“(a)    If, prior to the end of the Retention Period or SAR Period, Participant is terminated by LII for Cause (as defined in any applicable employment agreement between LII and Participant or as determined by the Committee in its sole discretion in the absence of any such employment agreement), then, immediately after Participant’s termination, the RSU Award or SAR Award will be cancelled.

(b)    If, prior to the end of the Retention Period or SAR Period, Participant terminated employment with LII voluntarily, or Participant’s employment with LII is terminated by LII not for Cause, then, (i) immediately after Participant’s termination, the RSU Award will be cancelled, and (ii) immediately after Participant’s termination, the Earned SARs will continue to be exercisable subject to the SAR Period for 90 days following Participant’s termination, and the remainder of the SAR Award will be cancelled.”